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                                                                   Exhibit 23.12



                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of our report dated June 17, 1999, except as to Note 10 which is as of November 18, 1999, relating to the financial statements of Vivant! Corporation, which appear in the Registration Statement on Form S-1 (No. 333-91447) of Internet Capital Group, Inc.

PricewaterhouseCoopers LLP
San Jose, California
December 14, 1999